UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2005

DANIELSON HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of	1-6732 (Commission	95-6021257 (I.R.S. Employer
Incorporation)	File Number)	Identification No.)

40 Lane Road Fairfield, New Jersey	07004

(Address of principal executive offices)	(Zip Code)

(973) 882-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Stock Purchase Agreement
Registration Rights Agreement
Equity Commitment for Rights Offering - SZ Investments L.L.C.
Equity Commitment for Rights Offering - EGI -Fund (05-07) Investors, L.L.C.
Equity Commitment for Rights Offering - Third Avenue Trust
Equity Commitment for Rights Offering - D.E. Shaw Laminar Portfolios, L.L.C.
Letter Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.

     As of January 31, 2005, Danielson Holding Corporation (the “Company”) entered into a stock purchase agreement (the “Purchase Agreement”) with American Ref-Fuel Holdings Corp. (“American Ref-Fuel”), an owner and operator of waste-to-energy facilities in the northeast United States, and American Ref-Fuel’s stockholders (the “Selling Stockholders”) to purchase 100% of the issued and outstanding shares of American Ref-Fuel capital stock. Under the terms of the Purchase Agreement, the Company will pay $740 million in cash for the stock of American Ref-Fuel and will assume the consolidated net debt of American Ref-Fuel, which as of September 30, 2004 was $1.2 billion, resulting in an enterprise value of approximately $2.0 billion for American Ref-Fuel. After the transaction is completed, American Ref-Fuel will be a wholly-owned subsidiary of the Company’s subsidiary, Covanta Energy Corporation (“Covanta”). A copy of the Purchase Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

     The transaction is expected to close after all of the closing conditions to the Purchase Agreement obligations have been satisfied or waived. These closing conditions include the receipt of approvals, clearances and the satisfaction of all waiting periods as required under the Hart-Scott-Rodino Antitrust Act of 1976 (“HSR Approval”) and as required by certain governmental authorities such as the Federal Energy Regulatory Commission (“FERC Approval”) and other applicable regulatory authorities. Other closing conditions of the transaction include the Company’s completion of the rights offering and financing, as further described below, cancellation of all outstanding options to purchase stock of American Ref-Fuel, the Company entering into letter of credit or other financial accommodations in the aggregate amount of $100 million to replace two currently outstanding letters of credit that have been entered into by two respective subsidiaries of American Ref-Fuel and issued in favor of a third subsidiary of American Ref-Fuel, and other customary closing conditions. While it is anticipated that all of the applicable conditions will be satisfied, there can be no assurance as to whether or when all of those conditions will be satisfied or, where permissible, waived.

     Either the Company or the Selling Stockholders may terminate the Purchase Agreement if the acquisition does not occur on or before June 30, 2005, but if a required governmental or regulatory approval has not been received by such date then either party may extend the closing to a date that is no later than the later of August 31, 2005 or the date 25 days after which American Ref-Fuel has provided to the Company certain financial statements described in the Purchase Agreement.

     If the Purchase Agreement is terminated because of the Company’s failure to complete the rights offering and financing as described below and all other closing conditions are capable of being satisfied, the Company must pay to the Selling Stockholders a termination fee of $25 million, of which no less than $10 million shall be paid in cash and of which up to $15 million may be paid in shares of the Company’s common stock at the Company’s election based upon a price of $8.13 per share. As of the date of the Purchase Agreement, the Company entered into a registration rights agreement granting registration rights to the Selling Stockholders with respect to such stock and the Company has deposited $10 million in cash in an escrow account pursuant to the terms of an escrow agreement. The registration rights agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

     The description in this Item 1.01 of the Purchase Agreement and the transactions contemplated therein is qualified in its entirety by reference to the full text of the Purchase Agreement. There can be no assurance that the transactions contemplated by the Purchase Agreement will be consummated.

     The Company intends to finance this transaction through a combination of debt and equity financing. The equity component of the financing is expected to consist of an approximately $400 million offering of warrants or other rights to purchase the Company’s common stock to all of the Company’s existing stockholders at $6.00 per share (the “Rights Offering”). In the Rights Offering the Company’s existing stockholders will be issued rights to purchase the Company’s stock on a pro rata basis, with each holder entitled to purchase approximately 0.9 shares of the Company’s common stock at an exercise price of $6.00 per full share for each share of the Company’s common stock then held.

     Four of the largest stockholders of the Company, SZ Investments L.L.C. (“SZI”) and EGI-Fund (05-07) Investors, L.L.C. (collectively, “SZI”), Third Avenue Business Trust, on behalf of Third Avenue Value Fund Series (“TAVF”), D. E. Shaw Laminar Portfolios, L.L.C. (“Laminar”), representing ownership of approximately 40% of the Company’s outstanding common stock, have each separately committed to participate in the Rights Offering and acquire their respective pro rata portion of the shares, as set forth in the Equity Commitments for Rights Offering filed hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, which are incorporated herein by reference. As consideration for their commitments, the Company will pay each of these four stockholders an amount equal to 1.5% to 2.25% of their respective equity commitments, depending on the timing of the transaction. The Company agreed to amend an existing registration rights agreement to provide these stockholders with the right to demand that the Company undertake an underwritten offering within twelve months of the closing of the acquisition of American Ref-Fuel in order to provide such stockholders with liquidity.

     The Company also expects to complete its previously announced rights offering for up to three million shares of its common stock to certain holders of 9.25% debentures issued by Covanta at a purchase price of $1.53 per share (the “9.25% Offering”). The Company has executed a letter agreement with Laminar pursuant to which the Company agrees that if the 9.25% Offering has not closed prior to the record date for the Rights Offering, then the Company will revise the 9.25% Offering so that the holders that participate in the 9.25% Offering are offered additional shares of the Company’s common stock at the same purchase price as in the Rights Offering and in an amount equal to the number of shares of common stock that such holders would have been entitled to purchase in the Rights Offering if the 9.25% Offering was consummated on or prior to the record date for the Rights Offering. The description in this Item 1.01 of the letter agreement and the transactions contemplated therein is qualified in its entirety by reference to the full text of the letter agreement, a copy of which is filed as Exhibit 10.6 hereto and is incorporated herein by reference.

     Assuming exercise of all rights in the Rights Offering and the purchase of three million shares in the 9.25% Offering, the Company estimates that it will have approximately 144 million shares outstanding following the consummation of both rights offerings.

     The Company has received a commitment from Goldman Sachs Credit Partners, L.P. and Credit Suisse First Boston for a debt financing package for Covanta necessary to finance the acquisition, as well as to refinance the existing recourse debt of Covanta and provide additional liquidity for the Company. This financing shall consist of two tranches, each of which is to be guaranteed by each subsidiary of Covanta that is not restricted from providing such guaranties under existing contractual and regulatory restrictions and will be secured by substantially all of the assets of Covanta and its subsidiaries (to the extent so permitted) and by a pledge by the Company of the stock of Covanta owned by the Company. The first tranche, a first priority senior secured bank facility, shall be made up of a $250 million term loan facility, a $100 million revolving credit facility and a $340 million letter of credit facility. The second tranche, a second priority senior secured term loan facility, shall consist of a $450 million term loan facility.

     The closing of the financing and receipt of proceeds under the Rights Offering are closing conditions under the Purchase Agreement. The proceeds that must be received by the Company in the Rights Offering will be equal to the difference between $399 million and the sum of (1) the cash contributed as common equity to Covanta by the Company from its unrestricted cash, and (2) not more than $25 million of cash from Covanta.

     The Company estimates that there will be approximately $45 million in aggregate transaction expenses (including customary underwriting and commitment fees relating to the financing).

     On February 1, 2005, the Company issued a press release reporting the execution of the Purchase Agreement and the other transactions contemplated therein. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

     William Pate, Chairman of the Board of Directors of the Company, is affiliated with SZI. David Barse, a Director of the Company, is affiliated with TAVF. The Purchase Agreement and other transactions involving SZI, TAVF and Laminar were negotiated, reviewed and approved by a special committee of the Company’s Board of Directors composed solely of disinterested directors and advised by independent legal and financial advisors.

THIS CURRENT REPORT ON FORM 8-K SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF DANIELSON HOLDING CORPORATION, AMERICAN REF-FUEL HOLDINGS CORP. OR ANY OF THEIR AFFILIATES NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION. ANY SUCH OFFER OR

SOLICITATION WILL BE MADE IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Certain statements made herein may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Such forward looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan”, “believe”, “expect”, “anticipate”, “intend”, “estimate”, “project”, “may”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to”, or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PLSRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. The Company cautions investors that any forward-looking statements made by the Company are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to the Company, include, but are not limited to, the Selling Stockholder’s, American Ref-Fuel’s and the Company’s ability to successfully consummate the transactions contemplated by the proposed acquisition, the ability of the parties to obtain the consents and approvals necessary, including the HSR Approval and the FERC Approval, the Company’s ability to obtain the necessary financing pursuant to rights offering and the financings and other factors, risks and uncertainties that are described in the risks described from time to time in the Company’s Reports on Forms 8-K, 10-Q, and 10-K filed with the United States Securities and Exchange Commission (the “Commission”). Although the Company believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any of its forward-looking statements. The Company’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and neither the Company nor American Ref-Fuel has any or has undertaken any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired – Not Applicable.

(b)	Pro Forma Financial Information – Not Applicable.

(c)	Exhibits

Exhibit No.	Exhibit

2.1	Stock Purchase Agreement among American Ref-Fuel Holdings Corp., the Sellers party thereto and Danielson Holding Corporation dated as of January 31, 2005. *

* Other than the Registration Rights Agreement filed herewith as Exhibit 10.1, all schedules and exhibits to this Exhibit 2.1 filed herewith have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A list of the omitted schedules and exhibits appears at the end of this Exhibit 2.1. The Company will supplementally furnish a copy of any omitted schedule or exhibit to the Commission upon request.

10.1	Registration Rights Agreement among Danielson Holding Corporation and the other signatories thereto dated January 31, 2005.

10.2	Equity Commitment for Rights Offering between Danielson Holding Corporation and SZ Investments L.L.C. dated February 1, 2005.

10.3	Equity Commitment for Rights Offering between Danielson Holding Corporation and EGI-Fund (05-07) Investors, L.L.C. dated February 1, 2005.

10.4	Equity Commitment for Rights Offering between Danielson Holding Corporation and Third Avenue Trust, on behalf of The Third Avenue Value Fund Series dated February 1, 2005.

10.5	Equity Commitment for Rights Offering between Danielson Holding Corporation and D.E. Shaw Laminar Portfolios, L.L.C. dated February 1, 2005.

10.6	Letter Agreement between Danielson Holding Corporation and D.E. Shaw Laminar Portfolios, L.L.C. dated January 31, 2005.

99.1	Press Release, issued by Danielson Holding Corporation, dated February 1, 2005, regarding the agreement to acquire American Ref-Fuel Holdings Corp.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 2, 2005

DANIELSON HOLDING CORPORATION
(Registrant)

By: /s/ Timothy J. Simpson

Name: Timothy J. Simpson
Title: General Counsel and Secretary

DANIELSON HOLDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Stock Purchase Agreement among American Ref-Fuel Holdings Corp., the Sellers party thereto and Danielson Holding Corporation dated as of January 31, 2005. *

* Other than the Registration Rights Agreement filed herewith as Exhibit 10.1, all schedules and exhibits to this Exhibit 2.1 filed herewith have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A list of the omitted schedules and exhibits appears at the end of this Exhibit 2.1. The Company will supplementally furnish a copy of any omitted schedule or exhibit to the Commission upon request.

10.1	Registration Rights Agreement among Danielson Holding Corporation and the other signatories thereto dated January 31, 2005.

10.2	Equity Commitment for Rights Offering between Danielson Holding Corporation and SZ Investments L.L.C. dated February 1, 2005.

10.3	Equity Commitment for Rights Offering between Danielson Holding Corporation and EGI-Fund (05-07) Investors, L.L.C. dated February 1, 2005.

10.4	Equity Commitment for Rights Offering between Danielson Holding Corporation and Third Avenue Trust, on behalf of The Third Avenue Value Fund Series dated February 1, 2005.

10.5	Equity Commitment for Rights Offering between Danielson Holding Corporation and D.E. Shaw Laminar Portfolios, L.L.C. dated February 1, 2005.

10.6	Letter Agreement between Danielson Holding Corporation and D.E. Shaw Laminar Portfolios, L.L.C. dated January 31, 2005.

99.1	Press Release, issued by Danielson Holding Corporation, dated February 1, 2005, regarding the agreement to acquire American Ref-Fuel Holdings Corp.